File No. 333-109901
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                               February 11, 2009


       Supplement to the April 1, 2008 Class A, Class B and Class C Shares
                  Prospectus and Class Y Shares Prospectus for

                           Pioneer Select Growth Fund


The Trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about March 20, 2009 (the "Liquidation Date"). The fund will discontinue accepting requests to purchase shares or process exchanges into the fund effective February 27, 2009. Shares purchased through any dividend reinvestment or other automatic investment programs will continue to be processed through the Liquidation Date. The fund also may accept additional investments from established employer-sponsored retirement plans through the Liquidation Date.

Prior to the fund's liquidation, all or a substantial portion of the fund's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the fund may not be able to achieve its investment objective.

Shareholders can redeem their shares of the fund at any time prior to liquidation.Shareholders may also exchange their fund shares for shares of the same class of any other Pioneer fund that offers that class, subject to any restrictions set forth under "Buying, exchanging and selling shares" in the prospectus. Any shares of the fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the fund has paid or provided for all of its charges, taxes, expenses and liabilities. Any liquidating distribution due to the fund's shareholders will be distributed by the mailing of a check to each such person at such person's address of record, unless such person issues other written instructions to the fund prior to the liquidation date.

The liquidation of the fund may result in income tax liabilities for the fund's shareholders. The automatic redemption of the fund's shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes.

If you hold fund shares through an individual retirement account, you can arrange to have such shares exchanged for shares of another Pioneer fund prior to March 20, 2009. Alternatively, if you receive a check representing your investment in the fund, it will be treated as a distribution from your individual retirement account. You may be eligible to roll over your distribution, within 60 days after you receive it, into another individual retirement account. However, rollovers are subject to certain limitations, including as to frequency. You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.

                                                                   22799-00-0209
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds